CRESTFUNDS, INC.
                        Investors Class

               Supplement dated February 10, 1998 to
                the Prospectus dated March 31, 1997

     Effective February 10, 1998, Limited Term Bond Fund (the "Portfolio") will suspend the offering of Investors Class A Shares and suspend any exchanges from other portfolios of CrestFunds, Inc. to Investors Class A Shares of the Portfolio. In addition, exchanges from Investors Class A Shares of the Portfolio to other CrestFunds, Inc. portfolios will be suspended as of February 27, 1998, and the Board of Directors of CrestFunds, Inc. is considering initiating measures to close the Investors Class A Shares of the Portfolio.





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